Exhibit 99.2

LETTER OF TRANSMITTAL

CITIGROUP INC.

With Respect to the

OFFERS TO EXCHANGE

Common Stock for any and all of the issued and outstanding depositary shares representing its:

8.500% Non-Cumulative Preferred Stock, Series F (CUSIP: 172967556)

8.400% Fixed Rate/Floating Rate Non-Cumulative Preferred Stock, Series E (CUSIP: 172967ER8)

8.125% Non-Cumulative Preferred Stock, Series AA (CUSIP: 172967572)

6.500% Non-Cumulative Convertible Preferred Stock, Series T (CUSIP: 172967598)

(collectively, the “Public Preferred Depositary Shares”)

Pursuant to the Prospectus (as defined below)

EACH PUBLIC PREFERRED DEPOSITARY EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 24, 2009, UNLESS CITIGROUP INC. (THE “COMPANY”) EXTENDS SUCH PUBLIC PREFERRED DEPOSITARY EXCHANGE OFFER. TENDERED PUBLIC PREFERRED DEPOSITARY SHARES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Public Preferred Depositary Exchange Offers is:

BNY MELLON SHAREOWNER SERVICES

By Mail: BNY Mellon Shareowner Services Attn: Corporate Actions Dept., 27th Floor 480 Washington Boulevard Jersey City, NJ 07310	By Facsimile Transmission: (For Eligible Institutions Only) (201) 680-4626 To Confirm Facsimile Transmissions: (201) 680-4860 (For Confirmation Only)	By Hand or Overnight Courier: BNY Mellon Shareowner Services Attn: Corporate Actions Dept., 27th Floor 480 Washington Boulevard Jersey City, NJ 07310

DELIVERY OF THIS LETTER OF TRANSMITTAL OR THE VOTING INSTRUCTION FORM ATTACHED HERETO TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The Company is not providing for guaranteed delivery procedures and therefore tendering holders must allow sufficient time for the necessary tender procedures to be completed during normal business hours of DTC prior to the expiration date. Tenders not received by the Exchange Agent prior to the expiration date will be disregarded and of no effect.

This letter of transmittal is to be used by holders that wish to participate in the applicable Public Preferred Depositary Exchange Offer. The instructions contained in this letter of transmittal should be read carefully and in their entirety before this letter of transmittal is completed.

Record Date Holders (as defined in the attached voting instruction form) that do not wish to participate in the applicable Public Preferred Depositary Exchange Offer but wish to deliver voting instructions with respect to their Public Preferred Depositary Shares should detach and complete the voting instruction form attached at the back of this letter of transmittal and deliver it to the Exchange Agent in any of the manners permitted above prior to the expiration date.

ALL TENDERING HOLDERS MUST COMPLETE THE FOLLOWING:

DESCRIPTION OF PUBLIC PREFERRED DEPOSITARY SHARES TENDERED

CUSIP Number of Public Preferred Depositary Shares Tendered	Quantity Tendered

METHOD OF DELIVERY

Tendered Public Preferred Depositary Shares are being delivered by book-entry transfer made to the account maintained by the Exchange Agent at DTC. Please complete the following (for use by Eligible Institutions only):

Name of Tendering Institution:

DTC Participant Number:

DTC Account Number:

Transaction Code Number:

RECORD HOLDER STATUS—VOTING INSTRUCTIONS AND

PROXY INSTRUCTIONS FOR TENDERING HOLDERS

YOU MUST CHECK ONE OF THE TWO BOXES BELOW IN ORDER TO VALIDLY TENDER YOUR PUBLIC PREFERRED DEPOSITARY SHARES.

If you were a holder of record of the Public Preferred Depositary Shares set forth in the box above entitled “Description of Public Preferred Depositary Shares Tendered” as of the close of business on June 16, 2009 (a “Record Date Holder”), you must check the first box below under “Tendering Record Date Holders” and thereby instruct The Bank of New York Mellon, as depositary, to grant a proxy to Richard D. Parsons, Vikram S. Pandit and Michael S. Helfer, each of them or his or her true and lawful agents and proxies with full power of substitution in each to execute a written consent in favor of each of the Amendments below under “Public Preferred Stock Amendments” and instruct BNY Mellon Trust of Delaware, as trustee of the Voting Trust, to grant an irrevocable proxy to the individuals designated by Citigroup in the Voting Trust Agreement to execute a written consent to approve each of the Amendments below under “Common Stock Amendments” in order to validly tender such Public Preferred Depositary Shares.

If you are not a Record Date Holder, you must check the first box below under “Tendering Non-Record Date Holders” and consent to each of the Amendments below under “Common Stock Amendments” in order to validly tender your Public Preferred Depositary Shares.

TENDERING RECORD DATE HOLDERS

☐

I HEREBY CERTIFY THAT I AM A RECORD DATE HOLDER AND HEREBY INSTRUCT THE BANK OF
NEW YORK MELLON, AS DEPOSITARY, TO GRANT A PROXY TO RICHARD D. PARSONS, VIKRAM
S. PANDIT AND MICHAEL S. HELFER, EACH OF THEM OR HIS OR HER TRUE AND LAWFUL
AGENTS AND PROXIES WITH FULL POWER OF SUBSTITUTION IN EACH TO EXECUTE A
WRITTEN CONSENT IN FAVOR OF EACH OF THE AMENDMENTS BELOW UNDER “PUBLIC
PREFERRED STOCK AMENDMENTS” AND INSTRUCT BNY MELLON TRUST OF DELAWARE, AS
TRUSTEE OF THE VOTING TRUST, TO GRANT AN IRREVOCABLE PROXY TO THE INDIVIDUALS
DESIGNATED BY CITIGROUP IN THE VOTING TRUST AGREEMENT TO EXECUTE A WRITTEN
CONSENT TO APPROVE EACH OF THE AMENDMENTS BELOW UNDER “COMMON STOCK
AMENDMENTS.”

If no box is marked below with respect to any proposal, you will be deemed to have checked the box marked
“Consent” with respect to such proposal. Any tender that is submitted with any “Abstain” or “Withhold
Consent” box checked will be rejected as an invalid tender.

PUBLIC PREFERRED STOCK AMENDMENTS
		Consent	Withhold Consent	Abstain
	Proposal to approve the Dividend Blocker Amendment set forth in Annex A to the proxy statement on Schedule 14A filed on June 18, 2009, describing the Public Preferred Stock Amendments (the “Preferred Proxy Statement”).	☐	☐	☐

	Proposal to approve the Director Amendment set forth in Annex B to the Preferred Proxy Statement.	☐	☐	☐

	Proposal to approve the Retirement Amendment set forth in Annex C to the Preferred Proxy Statement.	☐	☐	☐

	Proposal to approve the Authorized Preferred Stock Increase set forth in Annex D to the Preferred Proxy Statement.	☐	☐	☐

COMMON STOCK AMENDMENTS
		Consent	Withhold Consent	Abstain
	Proposal to approve the Authorized Share Increase Amendment set forth in Annex A to the proxy statement on Schedule 14A filed on June 18, 2009, describing the Common Stock Amendments (the “Common Proxy Statement”).	☐	☐	☐

	Proposal to approve the Reverse Stock Split Amendment set forth in Annex B to the Common Proxy Statement.	☐	☐	☐

	Proposal to approve the Public Preferred Stock Amendment set forth in Annex C to the Common Proxy Statement.	☐	☐	☐

TENDERING NON-RECORD DATE HOLDERS

☐

I HEREBY CERTIFY THAT I WAS NOT A HOLDER OF RECORD OF THE PUBLIC PREFERRED DEPOSITARY SHARES SET FORTH IN THE BOX ABOVE UNDER “DESCRIPTION OF PUBLIC PREFERRED DEPOSITARY SHARES TENDERED” AS OF THE CLOSE OF BUSINESS ON JUNE 16, 2009 AND HEREBY INSTRUCT BNY MELLON TRUST OF DELAWARE, AS TRUSTEE OF THE VOTING TRUST, TO GRANT AN IRREVOCABLE PROXY TO THE INDIVIDUALS DESIGNATED BY CITIGROUP IN THE VOTING TRUST AGREEMENT TO EXECUTE A WRITTEN CONSENT TO APPROVE EACH OF THE “COMMON STOCK AMENDMENTS” BELOW.

If you are not a Record Date Holder, in order to validly tender your Public Preferred Depositary Shares you must instruct BNY Mellon Trust of Delaware, as trustee of the voting trust, to grant an irrevocable proxy to the individuals designated by Citigroup in the Voting Trust Agreement to execute a written consent to approve each of the “Common Stock Amendments” below. If no box is marked below with respect to any Amendment, you will be deemed to have consented to such Amendment. Any tender that is submitted with any “Abstain” or “Withhold Consent” box checked will be rejected as an invalid tender.

COMMON STOCK AMENDMENTS
		Consent	Withhold Consent	Abstain
	Proposal to approve the Authorized Share Increase Amendment set forth in Annex A to the proxy statement on Schedule 14A filed on June 18, 2009, describing the Common Stock Amendments (the “Common Proxy Statement”).	☐	☐	☐

	Proposal to approve the Reverse Stock Split Amendment set forth in Annex B to the Common Proxy Statement.	☐	☐	☐

	Proposal to approve the Public Preferred Stock Amendment set forth in Annex C to the Common Proxy Statement.	☐	☐	☐

NOTE: SIGNATURES MUST BE PROVIDED BELOW

Ladies and Gentlemen:

All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the preliminary prospectus (the “Prospectus”) included in the Company’s registration statement on Form S-4 filed with the Securities and Exchange Commission on June 18, 2009, as amended prior to the expiration date (the “Registration Statement”).

Upon the terms and subject to the conditions set forth in the Prospectus and this letter of transmittal, the undersigned hereby: (i) tenders to the Company the Public Preferred Depositary Shares set forth in the box above entitled “Description of Public Preferred Depositary Shares Tendered;” (ii) either (a) agrees and consents to all of the Public Preferred Stock Amendments and instructs The Bank of New York Mellon, as depositary of the Public Preferred Stock, to grant an irrevocable proxy to Richard D. Parsons, Vikram S. Pandit and Michael S. Helfer, each of them or his or her true and lawful agents and proxies with full power of substitution therein to execute a written consent in favor of each of the Public Preferred Stock Amendments or (b) certifies that the undersigned is not a Record Date Holder; (iii) agrees and consents to all of the Common Stock Amendments and instructs BNY Mellon Trust of Delaware, as trustee of the Voting Trust, to grant an irrevocable proxy to the individual designated by Citigroup in the Voting Trust Agreement to execute a written consent to approve each of the Common Stock Amendments; (iv) subject to and effective upon acceptance for exchange of the Public Preferred Depositary Shares tendered herewith, irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to any such tendered Public Preferred Depositary Shares, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing such Public Preferred Depositary Shares, or transfer ownership of such Public Preferred Depositary Shares on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company, (b) present such Public Preferred Depositary Shares for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Public Preferred Depositary Shares (except that the Exchange Agent will have no rights to, or control over, the shares of Common Stock issued in respect of such Public Preferred Depositary Shares, except (A) as described herein with respect to the Voting Trust or (B) as the undersigned’s agent, all in accordance with the terms of the applicable Public Preferred Depositary Exchange Offer); (v) subject to and effective upon acceptance for exchange of the Public Preferred Depositary Shares tendered herewith, agrees to the terms of the Voting Trust Agreement and acknowledges that by tendering Public Preferred Depositary Shares pursuant hereto it shall, upon acceptance for exchange of the Public Preferred Depositary Shares tendered herewith, become a party to such Voting Trust Agreement and (vi) subject to and effective upon acceptance for exchange of the Public Preferred Depositary Shares tendered herewith, irrevocably instructs the Exchange Agent and the Company to deliver the shares of Common Stock issued pursuant to the applicable Public Preferred Depositary Exchange Offer to the Voting Trust on the settlement date of the applicable Public Preferred Depositary Exchange Offer to be held in trust for a period of one business day, after which the shares of Common Stock exchanged for the undersigned’s Public Preferred Depositary Shares will be released to DTC for allocation to the undersigned. As used herein, “Voting Trust” means the voting trust established pursuant to that certain voting trust agreement, dated June 15, 2009 (the “Voting Trust Agreement”), and attached as Exhibit 99.1 to the Registration Statement.

If the undersigned has failed to check a box with respect to any proposal set forth above under “Common Stock Amendments,” the undersigned shall be deemed to have checked the box marked “consent” with respect to such proposal. If the undersigned is a Record Date Holder and has failed to check a box with respect to any proposals set forth above under “Public Preferred Stock Amendments,” the undersigned shall be deemed to have checked the box marked “consent” with respect to such proposal. The undersigned understands that any tender that is submitted with any “Abstain” or “Withhold Consent” box checked will be rejected as an invalid tender.

The undersigned hereby acknowledges receipt of: (i) the Prospectus and this letter of transmittal, which together constitute the Company’s offers to exchange newly issued shares of Common Stock for any and all outstanding Public Preferred Depositary Shares that are validly tendered and not properly withdrawn in the applicable Public Preferred Depositary Exchange Offer; (ii) the Common Proxy Statement and (iii) the Preferred Proxy Statement.

The undersigned hereby represents and warrants that: (i) the undersigned has full power and authority to tender, sell, assign and transfer the Public Preferred Depositary Shares tendered hereby and (ii) the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

Subject to and effective upon acceptance for exchange of, and issuance of shares of Common Stock for, the Public Preferred Depositary Shares tendered herewith, the undersigned hereby: (i) irrevocably, sells, transfers, conveys and assigns to or upon the order of the Company, all right, title and interest in and to the Public Preferred Depositary Shares tendered hereby; (ii) waives any and all other rights with respect to such Public Preferred Depositary Shares (including with respect to any existing or past defaults and their consequences in respect of such Public Preferred Depositary Shares); and (iii) releases and discharges the Company from any and all claims that the undersigned may have now, or may have in the future, arising out of, or related to, such Public Preferred Depositary Shares, including any claims that the undersigned is entitled to receive additional payments with respect to such Public Preferred Depositary Shares or to participate in any redemption of such Public Preferred Depositary Shares.

The undersigned acknowledges and agrees that upon acceptance for exchange of the Public Preferred Depositary Shares tendered herewith, without any further action, all other powers of attorney, proxies and consents given by the undersigned with respect to such Public Preferred Depositary Shares or the Common Stock to be received in exchange for such Public Preferred Depositary Shares will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned (and, if given, will not be effective), except for powers of attorney, proxies, consents or revocations contemplated hereby.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable: (i) to complete the sale, assignment and transfer of the Public Preferred Depositary Shares tendered hereby and (ii) to instruct BNY Mellon Trust of Delaware, as trustee of the Voting Trust, to grant an irrevocable proxy to execute a written consent to approve the Common Stock Amendments and, if the undersigned is a Record Date Holder, to also instruct The Bank of New York Mellon, as depositary of the Public Preferred Stock, to grant an irrevocable proxy to execute a written consent in favor of the Public Preferred Stock Amendments. All authority conferred or agreed to be conferred in this letter of transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn (and the related Voting Instructions and Proxy Instructions revoked) only in accordance with the procedures set forth in the section of the Prospectus entitled “The Exchange Offers—Withdrawal of Tenders.”

The undersigned hereby agrees that: (i) no tender of Public Preferred Depositary Shares is valid until all defects and irregularities in such tenders have been cured or waived; (ii) none of the Company, the Exchange Agent, the Information Agent, the Dealer Manager or any other person is under any duty to give notification of any defects or irregularities in the tender of any Public Preferred Depositary Shares or will incur any liability for failure to give such notification; (iii) a tender of Public Preferred Depositary Shares and the Voting Instructions and Proxy Instructions granted hereby will constitute a binding agreement between us upon the terms and subject to the conditions of the applicable Public Preferred Depositary Exchange Offer; and (iv) all questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of Public Preferred Depositary Shares will be determined by the Company in its sole discretion and such determination shall be final and binding.

IMPORTANT

SIGNATURE REQUIRED

Must be signed by the registered holder(s) of the Public Preferred Depositary Shares exactly as their name(s) appear(s) on a security position listing as the owner of Public Preferred Depositary Shares on the books of DTC or its participants. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act.

Signature(s) of Holders

Date:

Name(s):

Signature(s):

Capacity (full title):

Address (including zip code):

Area Code and Telephone No.:

GUARANTEE OF SIGNATURE(S)

(IF REQUIRED—SEE INSTRUCTION 1)

Date:

Name of Firm:

Address (including zip code):

Name:

Authorized Signature:

Area Code and Telephone No.:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE

PUBLIC PREFERRED DEPOSITARY EXCHANGE OFFERS

IMPORTANT: IN ORDER FOR YOU TO PARTICIPATE IN THE APPLICABLE PUBLIC PREFERRED DEPOSITARY EXCHANGE OFFER, THE EXCHANGE AGENT MUST RECEIVE, ON OR BEFORE THE EXPIRATION DATE, THIS LETTER OF TRANSMITTAL OR, IN THE CASE OF PUBLIC PREFERRED DEPOSITARY SHARES DELIVERED BY BOOK-ENTRY TRANSFER THROUGH DTC, AN AGENT’S MESSAGE AND A DTC CONFIRMATION.

1.    Guarantee of Signatures. All signatures on this letter of transmittal must be guaranteed by a firm that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program or is otherwise an “eligible guarantor institution” as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (generally a member of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office in the United States) (an “Eligible Institution”), unless: (i) this letter of transmittal is signed by the registered holder of the Public Preferred Depositary Shares tendered therewith and the Common Stock issued in exchange for Public Preferred Depositary Shares is to be issued in the name of and delivered to, or if any Public Preferred Depositary Shares not accepted for exchange are to be returned to, such holder or (ii) such Public Preferred Depositary Shares are tendered for the account of an Eligible Institution.

2.    Delivery of Letter of Transmittal. This letter of transmittal is to be used by each holder of the Public Preferred Depositary Shares if delivery of Public Preferred Depositary Shares is to be made by book-entry transfer, and instructions are not being transmitted through DTC’s Automated Tender Offer Program (“ATOP”).

Holders of Public Preferred Depositary Shares who are tendering by book-entry transfer to the Exchange Agent’s account at DTC may tender Public Preferred Depositary Shares through ATOP, for which the Public Preferred Depositary Exchange Offers will be eligible. DTC will then send an Agent’s Message to the Exchange Agent. The term “Agent’s Message” means a message transmitted by DTC, received by the Company and forming part of the book-entry confirmation, to the effect that: (i) DTC has received an express acknowledgment from a participant in ATOP that it is tendering its Public Preferred Depositary Shares; (ii) such participant has received and agrees to be bound by this letter of transmittal to the same extent as if it tendered Public Preferred Depositary Shares pursuant to a manually executed letter of transmittal and (iii) the agreement may be enforced against such participant. Accordingly, this letter of transmittal need not be completed by a holder tendering through ATOP. However, the holder will be bound by the terms of this letter of transmittal and the applicable Public Preferred Depositary Exchange Offer. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

If the holder beneficially owns Public Preferred Depositary Shares that are held through a bank, broker, custodian or other nominee or DTC and the holder wishes to tender those Public Preferred Depositary Shares, the holder should contact the nominee promptly and instruct it to tender the holder’s Public Preferred Depositary Shares on the holder’s behalf and agree to the terms of this letter of transmittal. Such holders are urged to instruct their bank, broker, custodian or other nominee at least five business days prior to the expiration date in order to allow adequate processing time.

Holders desiring to tender Public Preferred Depositary Shares prior to the expiration date through DTC’s ATOP should note that such holders must allow sufficient time for completion of DTC’s ATOP procedures during the normal business hours of DTC prior to such date. The method of delivery of this letter of transmittal is at the holder’s own option and risk, and the delivery will be deemed made only when actually received by the Exchange Agent. Likewise, tenders via DTC’s ATOP shall be deemed made only when timely confirmed by DTC. In all cases, the holder should allow sufficient time to ensure timely processing of the holder’s tender.

The Company is not providing for guaranteed delivery procedures and therefore tendering holders must allow sufficient time for the necessary tender procedures to be completed prior to the expiration date. Holders should allow sufficient time for completion of the necessary tender procedures during the normal business hours of DTC. Tenders not received by the Exchange Agent prior to the expiration date will be disregarded and of no effect.

3.    Signatures on Letter of Transmittal. If any Public Preferred Depositary Shares tendered hereby are held of record by two or more persons, all such persons must sign this letter of transmittal. If any Public Preferred Depositary Shares tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of such Public Preferred Depositary Shares. If this letter of transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority so to act must be submitted.

4.    Withdrawal Procedures. Holders who wish to exercise their right of withdrawal with respect to the applicable Public Preferred Depositary Exchange Offer must give written notice of withdrawal. Any withdrawal of Public Preferred Depositary Shares will also constitute a revocation of any Voting Instructions or Proxy Instructions delivered with respect to such Public Preferred Depositary Shares. A holder may validly withdraw Public Preferred Depositary Shares that the holder tenders at any time prior to the expiration date. In addition, if not previously returned, the holder may withdraw any Public Preferred Depositary Shares that the holder tenders that are not accepted by the Company for exchange after the expiration of 40 business days after the commencement of the applicable Public Preferred Depositary Exchange Offer.

If a holder holds the Public Preferred Depositary Shares in book-entry form, a withdrawal of Public Preferred Depositary Shares will be effective if the holder complies with the appropriate procedures of DTC’s ATOP prior to the expiration date or if the holder’s Public Preferred Depositary Shares are not previously accepted by the Company, after the expiration of 40 business days after the commencement of the applicable Public Preferred Depositary Exchange Offer. The holder’s withdrawal must comply with the requirements set forth in the Prospectus.

Any Public Preferred Depositary Shares withdrawn will not have been validly tendered for purposes of any Public Preferred Depositary Exchange Offer unless the Public Preferred Depositary Shares so withdrawn are validly re-tendered.

The only means of revoking the Voting Instructions or Proxy Instructions granted hereby is to withdraw the Public Preferred Depositary Shares tendered for exchange prior to the expiration date.

5.    Waiver of Conditions. The Company reserves the absolute right in its sole discretion to waive any of the specified conditions, in whole or in part, of the Public Preferred Depositary Exchange Offers, other than the condition relating to the effectiveness of the registration statement.

6.    Validity; Irregularities. All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance for exchange of any tender of Public Preferred Depositary Shares and any withdrawals of the Public Preferred Depositary Shares will be determined by the Company, in its sole discretion, and its determination will be final and binding. Alternative, conditional or contingent tenders of Public Preferred Depositary Shares will not be considered valid. The Company reserves the absolute right, in its sole discretion, to reject any and all tenders of Public Preferred Depositary Shares that it determines are not in proper form or the acceptance of or exchange for which, in the Company’s opinion, would be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tenders in any tender of any Public Preferred Depositary Shares. Any defect or irregularity in connection with tenders of Public Preferred Depositary Shares must be cured within such time as the Company determines, unless waived by the Company. Tenders of Public

Preferred Depositary Shares shall not be deemed to have been made until all defects and irregularities have been waived by the Company or cured. A defective tender (which defect is not waived by us) will not constitute a valid tender of Public Preferred Depositary Shares. None of the Company, the Exchange Agent, the Information Agent, the Dealer Manager or any other person will be under any duty to give notice of any defects or irregularities in the tenders of Public Preferred Depositary Shares, or will incur any liability to holders for failure to give any such notice.

7.    Inadequate Space. If the space provided in the above “Description of Public Preferred Depositary Shares Tendered” box is inadequate, the number of Public Preferred Depositary Shares tendered and any other required information should be listed on a separate signed schedule and attached to this letter of transmittal.

8.    Backup Withholding. Payments of cash in lieu of fractional shares made to tendering holders (or other payees) may be subject to information reporting and backup withholding of U.S. federal income tax, currently at a rate of 28%. To avoid backup withholding, each U.S. holder that does not otherwise establish an exemption should complete and return an Internal Revenue Service (“IRS”) Form W-9, certifying that such U.S. holder is a United States person, the taxpayer identification number provided is correct and such U.S. holder is not subject to backup withholding. The IRS Form W-9 and instructions for completing it may be obtained from the Exchange Agent or at the IRS website at www.irs.gov. Failure to provide the correct information on the IRS Form W-9 may subject the tendering U.S. holder to a $50 penalty imposed by the IRS and 28% federal income tax backup withholding on any payment.

Backup withholding will not apply to a non-U.S. holder if (i) the holder certifies under penalties of perjury, by completing and submitting the appropriate IRS Form W-8 (or other applicable form), that it is a non-U.S. holder and (ii) neither the Company, the Exchange Agent nor the holder’s broker, as applicable, has actual knowledge to the contrary. An IRS Form W-8 (or other applicable form) and instructions for completing it may be obtained from the Exchange Agent or at the IRS website at www.irs.gov. In certain circumstances, the amount paid to a non-U.S. holder, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS.

If the holder owns the Public Preferred Depositary Shares through a broker who tenders the securities on the holder’s behalf, the holder may need to provide an IRS Form W-9, IRS Form W-8 or other applicable form to such broker in order to avoid backup withholding. The holder should consult the holder’s broker to determine whether any such forms are required.

Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS provided that the required information is timely furnished to the IRS.

9.    Transfer Taxes. The Company will pay any stock transfer taxes imposed by the United States or any jurisdiction therein with respect to the exchange and transfer of any Public Preferred Depositary Shares to the Company pursuant to the Public Preferred Depositary Exchange Offers (for the avoidance of doubt, transfer taxes do not include income or backup withholding taxes).

10.    Conflicts. In the event of any conflict between the terms of the Prospectus and the terms of this letter of transmittal, the terms of the Prospectus will control.

DETACH HERE

DO NOT SUBMIT THIS VOTING INSTRUCTION FORM IF YOU ARE TENDERING

PUBLIC PREFERRED DEPOSITARY SHARES IN AN EXCHANGE OFFER

CITIGROUP INC.

Voting Instructions Solicited on Behalf of the Board of Directors of Citigroup Inc.

I, the undersigned, hereby instruct The Bank of New York Mellon, as depositary of the Public Preferred Stock (as defined below), to grant a proxy to Richard D. Parsons, Vikram S. Pandit and Michael S. Helfer, each of them or his or her true and lawful agents and proxies with full power of substitution in each to execute a written consent, withhold consent, or abstain on behalf of all of the Public Preferred Depositary Shares (as defined below) I hold as of the close of business on June 16, 2009, in accordance with the instructions given herein.

I, the undersigned, hereby certify that (a) I was holder of record of the Public Preferred Depositary Shares set forth below as of the close of business on June 16, 2009 (“Record Date Holder”) and (b) I have not tendered such Public Preferred Depositary Shares in any exchange offer currently being conducted by Citigroup Inc.

*    *    *

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The Bank of New York Mellon, as depositary of the Public Preferred Stock, cannot grant a proxy to Richard D. Parsons, Vikram S. Pandit and Michael S. Helfer, each of them or his or her true and lawful agents and proxies with full power of substitution in each to execute a written consent, withhold consent, or abstain pursuant to this voting instruction form unless you sign, date and return this voting instruction form.

This voting instruction form, when properly executed, will be used in the manner directed herein. If no direction is made, this voting instruction form will be used to CONSENT to the Dividend Blocker Amendment, the Director Amendment, the Retirement Amendment and the Authorized Preferred Stock Increase.

NOTE:    Please sign exactly as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. All signatures on this voting instruction form must be guaranteed by a firm that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program or is otherwise an “eligible guarantor institution” as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (generally a member of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office in the United States).

IF NO BOXES ARE MARKED, THIS VOTING INSTRUCTION FORM WILL BE USED IN THE MANNER DESCRIBED ABOVE.

IMPORTANT:

This voting instruction may be given ONLY with respect to Public Preferred Depositary Shares:

(1)	held of record as of the record date of June 16, 2009; and

(2)	NOT tendered in any exchange offer currently being conducted by Citigroup Inc.

PLEASE PROVIDE THE FOLLOWING INFORMATION:

DTC Participant Name:

DTC Participant Number:

CUSIP No. of Public Preferred Depositary Shares:

Number of Public Preferred Depositary Shares:

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

DO NOT SUBMIT THIS VOTING INSTRUCTION FORM IF YOU ARE TENDERING

PUBLIC PREFERRED DEPOSITARY SHARES IN AN EXCHANGE OFFER

THIS VOTING INSTRUCTION IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CITIGROUP INC.

The undersigned hereby acknowledges receipt of the proxy statement in connection with the proposed amendments to the restated certificate of incorporation and the certificates of designation of our 8.500% Non-Cumulative Preferred Stock, Series F; 8.400% Fixed Rate / Floating Rate Non-Cumulative Preferred Stock, Series E; 8.125% Non-Cumulative Preferred Stock, Series AA; and 6.500% Non-Cumulative Convertible Preferred Stock, Series T (together, the “Public Preferred Stock”) and consents, withholds consent or abstains from consenting, with respect to all of the depositary shares (the “Public Preferred Depositary Shares”) representing Public Preferred Stock of Citigroup Inc. held by the undersigned, in accordance with the instructions given below without a meeting of the stockholders of Citigroup Inc.

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TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE APPROVAL OF THE PROPOSED AMENDMENT, CHECK THE APPROPRIATE BOX BELOW AND SIGN, DATE AND RETURN THIS VOTING INSTRUCTION FORM. IF NO BOX IS MARKED BELOW WITH RESPECT TO A PROPOSAL, AND THIS VOTING INSTRUCTION FORM IS SIGNED, DATED AND RETURNED, THE UNDERSIGNED WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSED AMENDMENTS. IF THIS VOTING INSTRUCTION FORM IS NOT RETURNED, THE UNDERSIGNED WILL BE DEEMED TO HAVE WITHHELD CONSENT FOR THE PROPOSED AMENDMENTS.

The Board of Directors recommends a vote to CONSENT to each of the following proposals:

	Consent	Withhold Consent	Abstain

Proposal to approve the Dividend Blocker Amendment set forth in Annex A to the proxy statement on Schedule 14A filed on June 18, 2009, describing the Preferred Stock Proposals (the “Preferred Proxy Statement”).

	☐	☐	☐

Proposal to approve the Director Amendment set forth in Annex B to the Preferred Proxy Statement.	☐	☐	☐

Proposal to approve the Retirement Amendment set forth in Annex C to the Preferred Proxy Statement.	☐	☐	☐

Proposal to approve the Authorized Preferred Stock Increase set forth in Annex D to the Preferred Proxy Statement.	☐	☐	☐

Please provide the information below and sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. As noted on the reverse side, signatures must be medallion guaranteed.

Date: , 2009
Signature

Signature if held jointly

DETACH HERE

Any questions and requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth below. Additional copies of the Prospectus, the Common Proxy Statement, the Preferred Proxy Statement, this letter of transmittal and any related documents may be obtained from the Information Agent at the address and telephone numbers set forth below. Questions regarding the terms of the Public Preferred Depositary Exchange Offers may be directed to the Dealer Manager at its address and telephone number set forth below. Holders of Public Preferred Depositary Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Public Preferred Depositary Exchange Offers.

The Exchange Agent for the Public Preferred Depositary Exchange Offers is:

Attn: Corporate Actions Dept., 27th Floor

480 Washington Boulevard

Jersey City, NJ 07310

The Information Agent for the Public Preferred Depositary Exchange Offers is:

MORROW & CO., LLC

470 West Avenue

Stamford, CT 06902

Banks and Brokerage Firms, Please Call: (203) 658-9400

Holders Call Toll Free: (800) 445-0102

The Dealer Manager for the Public Preferred Depositary Exchange Offers is:

Citigroup Global Markets Inc.

Liability Management Desk

390 Greenwich Street, 4th Floor New York, NY 10013 Attention: Liability Management Group Telephone: (800) 558-3745 (toll free)